UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/15/2005

Rivoli Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-49691

Georgia	58-2631780
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

515 Mulberry Street
Macon, Georgia 31201
(Address of Principal Executive Offices, Including Zip Code)

478-742-5040
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On July 15, 2005, Rivoli BanCorp, Inc. issued a press release announcing second quarter 2005 financial results. The press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(c.)        Exhibits

       99.1        Press release dated July 15, 2005 reporting second quarter 2005 financial results.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Rivoli Bancorp, Inc.

Date: July 15, 2005.	By:	/s/ Chad B. Hargrove
Chad B. Hargrove
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated July 15, 2005 reporting second quarter 2005 financial results.